STATE STREET RESEARCH GOVERNMENT INCOME FUND
           STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
             STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
            STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE


                                  series of
                    MetLife - State Street Financial Trust
                             One Financial Center
                         Boston, Massachusetts 02111

                          NOTICE OF SPECIAL MEETING
                               OF SHAREHOLDERS
                      To Be Held On February 14, 1996

      A Special Meeting of Shareholders (the "Meeting") of State Street Research Government Income Fund ("Government Income Fund"), State Street Research Strategic Portfolios: Conservative ("Strategic Portfolios: Conservative"), State Street Research Strategic Portfolios: Moderate ("Strategic Portfolios:
Moderate"), and State Street Research Strategic Portfolios: Aggressive ("Strategic Portfolios: Aggressive"), (collectively the "Funds"), series of MetLife - State Street Financial Trust, a Massachusetts business trust (the "Trust"), will be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2:00 P.M. on February 14, 1996 for the following purposes:

      1. (For all Funds) To elect Trustees of the Trust.

      2. To reclassify the following investment policies from fundamental to nonfundamental policies:

         a. (For Government Income Fund only) The policy regarding investments in securities of companies with less than three (3) years' continuous operation; and

         b. (For Government Income Fund only) The policy regarding investments in illiquid securities.

      3. (For Government Income Fund only) To amend the Fund's fundamental policy regarding investments in commodities and commodity contracts.

      4. (For Government Income Fund only) To amend the Fund's fundamental policy on lending to permit securities lending.

      5. (For all Funds) To amend the Funds' fundamental policies regarding diversification of investments.

      6. (For all Funds) To amend the Master Trust Agreement to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder approval.

      7. (For all Funds) To amend the Master Trust Agreement to eliminate specified time permitted between the record date and any shareholders meeting.

      8. (For all Funds) To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

      The matters referred to above may be acted upon at said Meeting and any adjournments thereof.

      The close of business on December 18, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

      IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN February 12, 1996. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries to facilitate a timely response.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE TRUST. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

                                    By Order of the Trustees
                                    FRANCIS J. McNAMARA, III
                                    Secretary

December 19, 1995
Date of Notice

                  STATE STREET RESEARCH GOVERNMENT INCOME FUND
            STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
              STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
             STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

                                    series of
                     MetLife - State Street Financial Trust
                              One Financial Center
                           Boston, Massachusetts 02111

                                 PROXY STATEMENT

      The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and the checkmark (u) indicates which Fund's shareholders and classes are being solicited to approve which proposal.

                            Government     Strategic    Strategic     Strategic
                              Income      Portfolios:  Portfolios:   Portfolios:
                               Fund,     Conservative,  Moderate,    Aggressive,
                            All Classes   All Classes  All Classes   All Classes
                            -----------   -----------  -----------   -----------

       Proposal
       --------

1.  Trustees                     x             x            x             x

2. Fundamental to non-
   fundamental policies

   a.  Companies with less than
       3 years' operations       x

   b.  Illiquid securities       x

3. Commodities                   x

4. Securities lending            x

5. Diversification               x             x            x             x
   of investments

6. Amendment of Master
   Trust Agreement to
   permit Trustees to
   reorganize, merge or
   liquidate a fund              x             x            x             x

7. Amendment of Master
   Trust Agreement to
   eliminate specified
   time permitted between
   record date and any
   shareholders meeting          x             x            x             x

      This Proxy Statement is furnished to the shareholders of MetLife-State Street Financial Trust, in connection with the solicitation of proxies by and on behalf of the Trust's Board of Trustees to be used at a Special Meeting of Shareholders (the "Meeting") of the Trust, to be held at the offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2:00 P.M., on February 14, 1996, and at any adjournments thereof. Any shareholder who has given a Proxy has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person or by submitting a written notice of revocation or a later-dated Proxy to the Trust at the above address prior to the date of the Meeting.

      Shareholders of record of the Trust at the close of business on December 18, 1995 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof. This Proxy Statement, Proxy and accompanying Notice of Special Meeting were first sent or given to shareholders on or about December 26, 1995. The Trust is presently comprised of four separate portfolio series:
State Street Research Government Income Fund, State Street Research Strategic
Portfolios: Conservative, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive.


      The chart below reflects the total number of shares issued and outstanding for the Funds as of the record date. Each share is entitled to one vote with a proportionate vote for each fractional share.

Fund            Class A        Class B     Class C       Class D        Total
----           ----------     ---------   ---------     ---------     ----------

Government
Income Fund
Strategic      51,364,889     7,287,858     395,490     1,043,736     60,091,973

Portfolios:
Conservative    2,617,823             0     168,711             0      2,786,534

Strategic
Portfolios:
Moderate                0             0   3,960,499             0      3,960,499

Strategic
Portfolios:
Aggressive      3,619,245             0   1,971,246             0      5,590,491


      If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions on the Proxy. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Meeting or any adjournments thereof. The Board of Trustees does not currently know of any matter to be considered at the Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

      A majority of the shares entitled to vote constitutes a quorum for the transaction of business at the Meeting. In the event a quorum is not present at the Meeting, or in the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting without further notice to permit further solicitation of Proxies provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of shareholders, after consideration of all relevant factors, including the nature of the relevant proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy.

      For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power) may be treated as shares that are present at the Meeting and entitled to vote on the matter, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Trust in obtaining a quorum; both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of proposals 2 through 7 to be acted upon at the Meeting, but will have no effect on approval of proposal 1 regarding the election of Trustees.

      In addition to solicitation of Proxies by mail, officers of the Trust and officers and employees of State Street Research & Management Company (the "Investment Manager"), affiliates of the Investment Manager, or other representatives of the Trust may also solicit Proxies by telephone or telegraph or in person. The Trust may also retain a proxy solicitation firm to assist in any special, personal solicitation of Proxies. The costs of retaining a firm to perform such special solicitation, which the Trust does not anticipate would exceed $25,000 per

Fund, would be borne by the relevant Fund, along with all other usual costs of solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures. The Trust will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

      Upon request by a shareholder of any Fund of the Trust to State Street Research Shareholder Services, One Financial Center, Boston, MA 02111 at 1-800-562-0032, the annual report and most recent semiannual report succeeding the annual report, if any, for the relevant Fund will be furnished without charge to the requesting shareholder.

      The Funds' distributor is State Street Research Investment Services, Inc., One Financial Center, Boston, MA 02111.

      As of September 30, 1995, the following persons or entities were the beneficial owners of 5% or more of shares of the Funds as set forth beside their names:

                                                                           Amount and
                                                                            Nature of     % of
                                          Name and Address                 Beneficial  Outstanding
Name of Fund                             of Beneficial Owner                Ownership     Shares
------------                              -------------------               ---------     ------

Government Income Fund

Strategic Portfolios: Conservative Metropolitan Life Insurance Company     2,628,272       95.4
                                   One Madison Avenue
                                   New York, New York 10010

Strategic Portfolios: Moderate     Metropolitan Life Insurance Company     2,617,801       68.1
                                   One Madison Avenue
                                   New York, New York 10010

Strategic Portfolios: Aggressive   Metropolitan Life Insurance Company     5,244,333       95.2
                                   One Madison Avenue
                                   New York, New York 10010


                                   PROPOSAL 1
                              ELECTION OF TRUSTEES
                                 (FOR ALL FUNDS)

      The shareholders of the Trust are being asked to elect the nominees named below to serve as Trustees of the Trust. All shares represented by valid proxies will be voted in favor of the election of the nominees, unless authority to vote therefor is withheld. The nominees have agreed to serve as Trustees if elected. If for any reason the nominees should not be available for election as contemplated, the proxies hereby solicited may, unless otherwise limited, be voted to elect such substitute nominees, if any, as may be designated by the Board of Trustees, subject to the applicable provisions of the Investment Company Act of 1940 (the "1940 Act"). Information on the nominees and members of the Board is set forth below:

                                                               Shares of Funds
                                                        Deemed Beneficially Owned on
                                                             September 30, 1995
                                              ---------------------------------------------------
                                     Year          Number  of Shares / Class / % of Class
                                     First    ---------------------------------------------------
                          Position   Became   Govt.   Strat. Port.:  Strat. Port.:  Strat. Port.:
Trustees                 with Trust  Trustee  Income  Conservative     Moderate      Aggressive
--------                 ----------  -------  ------  ------------   -------------  -------------
Edward M. Lamont         Trustee      1987

Robert A. Lawrence       Trustee      1987

Dean O. Morton           Trustee      1987

Thomas L. Phillips       Trustee      1992

Toby Rosenblatt          Trustee      1993

Michael S. Scott Morton  Trustee      1987   30,300
                                             Class A
                                              (1)
*Ralph F. Verni          Trustee,     1992
                         Chairman
                         of the Board,
                         Chief Executive
                         Officer and
                         President

Jeptha H. Wade           Trustee      1987   26,041
                                             Class A
                                               (1)

Trustees and Officers                        56,341
as a Group (13 persons)                      Class A
                                               (1)

* Individual who is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with the Trust's investment manager.
(1)  Less than 1%.

      Edward M. Lamont is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York. He is 69. Mr. Lamont's other principal business affiliations include Director of Sun Life Insurance and Annuity Company of New York. Mr. Lamont is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

      Robert A. Lawrence's principal occupation is Partner, Saltonstall & Co., a private investment firm. He is 69. Mr. Lawrence's other principal business affiliations include Director of Metropolitan Series Fund, Inc., State Street Research Portfolios, Inc., New York Times Company and Fifty Associates (a real estate investment trust). Mr. Lawrence is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

      Dean O. Morton is retired and was formerly Executive Vice President, Chief Operating Officer and Director, Hewlett-Packard Company. He is 63. Mr.
Morton's other principal business affiliations include Director of Metropolitan Series Fund, Inc., State Street Research Portfolios, Inc., Alza Corp. (a therapeutic systems developer), Raychem Corp. (a materials science company), The Clorox Company (a consumer products company), Tencor Instruments (a scientific instruments company) and Centigram Communications Corporation (a communication equipment company). Mr. Morton is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

      Thomas L. Phillips is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director. He is 71. Mr. Phillips's other principal business affiliations include Director of John Hancock Mutual Life Insurance Company, Knight-Ridder, Inc. and Digital Equipment Corporation. Mr. Phillips is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

      Toby Rosenblatt's principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd. He is 57. Mr. Rosenblatt's other principal business affiliations include Director of Biosource Technologies, Inc., Advanced Polymer Systems, Inc. and Pherin Corporation (proprietary compounds for human health). Mr. Rosenblatt is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

      Michael S. Scott Morton's principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology. He is 58. Dr. Scott Morton's other principal business affiliations include Director of Metropolitan Series Fund, Inc., State Street Research Portfolios, Inc. and Sequent Computer Systems, Inc. (a computer manufacturer). Dr. Scott Morton is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

      Ralph F. Verni's principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of the Investment Manager. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer and Director of New England Mutual Life Insurance Company. He is 52. Mr. Verni's other principal business affiliations include Chairman of the Board, President, Chief Executive Officer and Director of State Street Research Investment Services, Inc.; Director of CML Group, Inc. (consumer specialty company); Chairman and Director of Metric Holdings, Inc. and Metric Realty Corp.; Chairman of the Board of MetLife Securities, Inc.; President, Chief Executive Officer and Director of SSRM Holdings, Inc.; and President and Director of State Street Research Energy, Inc. Mr. Verni is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

      Jeptha H. Wade is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987. He is
70. Mr. Wade's other principal business affiliations include Director of Cleveland-Cliffs, Inc. (a natural resource company). Mr. Wade is also a Trustee of 9 other investment companies for which the Investment Manager serves as primary investment adviser.

      A nominee elected as a Trustee will serve as such until any successor is elected and qualified. A Trustee serves until he retires, resigns or is removed as provided in the Declaration of Trust, as amended ("Master Trust Agreement") of the Trust. The Trust is not required to hold regularly scheduled annual meetings for the election of Trustees. (See "No Annual Meetings of Shareholders" below.)

      The following persons are principal officers, but not Trustees, of the
Trust:

      John H. Kallis has served as Vice President of the Trust since 1987. He is
54. His principal occupation is Senior Vice President of the Investment
Manager. During the past five years he has also served as a portfolio manager for the Investment Manager.

      Francis J. McNamara, III has served as Secretary and General Counsel of the Trust since May, 1995. He is 40. His principal occupation is Senior Vice President, Secretary and General Counsel of the Investment Manager. During the past five years he has also served as Senior Vice President and General Counsel of

The Boston Company Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.; Secretary and General Counsel of SSRM Holdings, Inc.; and Director, Clerk and General Counsel of State Street Research Energy, Inc.

      Gerard P. Maus has served as Treasurer of the Trust since 1993. He is
44. His principal occupation is Executive Vice President, Treasurer and
Director of the Investment Manager. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.; Treasurer and Director of State Street Research Energy, Inc.; Treasurer and Chief Financial Officer of SSRM Holdings, Inc.; and Director of Metric Holdings, Inc.

      Thomas A. Shively has served as Vice President of the Trust since 1993. He is 41. His principal occupation is Executive Vice President and Director of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

      Michael R. Yogg has served as Vice President of the Trust since 1994. He is 49. His principal occupation is Senior Vice President of the Investment Manager. During the past five years he has also served as Vice President of the Investment Manager.

      These officers are deemed to be "interested persons" of the Trust under the 1940 Act inasmuch as they are affiliated with the Investment Manager as noted.


Board Meetings and Committees

      During the fiscal year ended October 31, 1995, the Board of Trustees held a total of five meetings.

      The Audit Committee of the Board of Trustees held one meeting during the fiscal year ended October 31, 1995. The present members of the Audit Committee are Messrs. Morton, Scott Morton and Wade. The duties of this Committee include meeting with representatives of the Trust's independent public accountants both to review the range of the accountants' activities and to discuss the Trust's system of internal controls. Thereafter, this Committee reports to the Board on the

Committee's findings and recommendations concerning internal accounting matters as well as its recommendation for retention or dismissal of the auditing firm.

      The Nominating Committee of the Board of Trustees held one meeting during the fiscal year ended October 31, 1995. The present members of the Nominating Committee are Messrs. Morton, Phillips, Scott Morton and Wade. The duties of this Committee include consideration of recommendations on nominations for Trustees, review of the composition of the Board, and recommendations respecting attendance, frequency of meetings and similar matters. The Nominating Committee will consider nominees recommended by shareholders; shareholders may submit recommendations to the attention of the Secretary, MetLife - State Street Financial Trust, One Financial Center, 30th Floor, Boston, Massachusetts 02111.

 Remuneration of Principal Officers and Trustees

      The executive officers of the Trust and those of its Trustees who are officers of the Investment Manager receive no direct remuneration from the Trust. Such executive officers and Trustees receive remuneration from the Investment Manager. Trustees who are not officers of the Investment Manager are compensated for attendance at each meeting of the Board of Trustees and committees of the Board and reimbursed for reasonable expenses incurred in connection therewith, and are paid an annual retainer.

                                     Aggregate Compensation From                   Total
                            ----------------------------------------------      Compensation
Name                        Government    Strategic    Strategic    Strategic    from Funds
of Trustee                    Income     Portfolios:  Portfolios:  Portfolios:    and Fund
or Nominee                     Fund     Conservative   Moderate    Aggressive    Complex (1)
----------                     ----     ------------   --------    ----------    -----------
Edward M. Lamont             $4,300       $2,000       $2,000       $2,000         $61,271
Robert A. Lawrence           $4,300       $2,000       $2,000       $2,000         $88,435
Dean O. Morton               $4,500       $2,200       $2,200       $2,200         $97,085
Thomas L. Phillips           $4,100       $2,000       $2,000       $2,000         $67,285
Toby Rosenblatt              $4,300       $2,000       $2,000       $2,000         $61,271
Michael S. Scott Morton      $4,700       $2,400       $2,400       $2,400         $98,535
*Ralph F. Verni              $    0       $    0       $    0       $    0         $     0
Jeptha H. Wade               $4,200       $2,100       $2,100       $2,100         $70,285

* Individual who is deemed to be an "interested person" of the Trust under the 1940 Act because of his affiliation with the Funds' investment manager.

(1) Includes compensation from Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor, and all investment companies for which the Investment Manager serves as primary investment adviser, comprising a total of 29 series. The compensation is for the 12 months ended 10-31-95. The Funds do not provide any pension or retirement benefits for the Trustees.

Required Vote

      A plurality of the votes properly cast in person or by proxy at the Meeting, provided a quorum is represented, is required for the election of a Trustee.


                                   PROPOSAL 2
                 (FOR GOVERNMENT INCOME FUND ONLY) TO RECLASSIFY
               THE INVESTMENT POLICIES OF THE FUND SET FORTH BELOW
              FROM FUNDAMENTAL POLICIES TO NONFUNDAMENTAL POLICIES

      The Government Income Fund is currently subject to the investment policies set forth below which, among others, the Fund originally designated as "fundamental" policies, i.e. policies only changeable by shareholder vote. The Trustees of the Trust after careful consideration and analysis have concluded that it is not in the best interest of the Fund to continue this designation for these investment policies. A fundamental policy which may only be altered by shareholder vote by its nature inhibits the ability of a fund's management to respond quickly to changing market conditions or revised regulations or policies affecting the industry. The Trustees recognize that certain policies, such as whether the Fund is to be a diversified fund or non-diversified fund, should be changeable only by the investors themselves. On the other hand, the Trustees believe that other policies do not fit within this category in today's rapidly changing investment environment. The Trustees believe that the following investment policies for the reasons given are the latter and recommend that the shareholders approve the elimination of the fundamental characteristics of such policies.

a. (FOR GOVERNMENT INCOME FUND ONLY) Policy regarding investments in securities of companies with less than three (3) years' continuous operation.

      It is the Fund's current fundamental policy, with certain exceptions, not to invest in securities of companies which, including predecessors, have a record of less than three (3) years' continuous operation if so doing would cause more than five percent (5%) of the Fund's total assets to be invested in the securities of such company. Specifically, the current policy of the Government Income Fund states that the Fund may not invest:


      "in a security if the transaction would result in more than 5% of the Fund's total assets being invested in securities of issuers (including predecessors) with less than three years of continuous operations except in the case of debt securities rated BBB or higher by Standard & Poor's Corporation ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), and except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities."

      At the time the current policy of the Fund was adopted, companies with less than 3 years' operations were not as prevalent as they are today, and the investment attractiveness of such issues has changed dramatically in light of the importance of new entrepreneurial companies and financial intermediaries in today's economy, the role of emerging growth companies both domestically and internationally, and the sophistication of such issuers. Many of the growth industries, such as science and technology, natural resources and consumer staples, are characterized by a large proportion of newer companies. In addition, a number of new financing arrangements involve newly formed entities which may not have the requisite years of operations, but which are based on sound premises, such as a new holding company holding interests in newly consolidated operations of established companies, or pass-through entities such as trusts which hold pools of income producing assets such as mortgages or consumer account receivables. While 65% of the Fund's assets are normally invested in U.S. Government securities, the proposed change in policy could provide flexibility in managing the rest of the portfolio.

      If the proposal to change this policy from fundamental to nonfundamental is approved, the Trustees intend to adopt the following nonfundamental policy on this matter which would broaden the ability of the Fund to invest in securities of companies with less than 3 years of continuous operation:

      "The Fund may not invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the Fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets."

      The above proposed nonfundamental policy would allow more investments in companies with less than 3 years of operations.

      The Fund intends to implement and monitor the operation of the new policy and to change it, as appropriate, subject to market, regulatory or other developments. Assuming the proposal is approved, such change could then be accomplished without the delay and expense of soliciting shareholder approval.

      The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of Proposal 2a. If the proposal is not approved by the shareholders, the Fund's present investment policy will remain in effect.

b. (FOR GOVERNMENT INCOME FUND ONLY) Policy regarding investments in illiquid securities.

      It is the current fundamental policy for the Government Income Fund:

      "not to invest more than 10% of its assets in illiquid securities, including securities restricted as to resale (limited to 5% of total assets), repurchase agreements extending for more than seven days and other securities which are not readily marketable."

      Open-end investment companies such as the Fund must stand ready to redeem their shares on a continuous basis. Thus they are limited in the amount of illiquid securities they may hold because illiquid securities may not be easily sold to raise cash necessary to meet redemptions under certain circumstances and because illiquid securities can present valuation problems. Illiquid securities have generally included those set forth in the Fund's current fundamental policy, i.e. securities restricted as to resale, repurchase agreements extending for more than seven days, and other securities not readily marketable. However, the securities markets are evolving, certain securities are being recharacterized and new instruments continue to be developed.

      For example, a few years ago the Securities and Exchange Commission adopted a rule, Rule 144A under the Securities Act of 1933, which has resulted in a new form of restricted security which can be traded among qualified institutional buyers. The Fund is a qualified institutional buyer and the new rule is an important development for the Fund. However, a change in the Fund's current fundamental policies is needed to enhance the Fund's use of Rule 144A securities. The Trustees believe that additional flexibility is needed in dealing with so-called illiquid and restricted securities and that the policy with respect thereto should consequently be nonfundamental.

      In 1992, the Securities and Exchange Commission raised the percentage of a fund's total assets that may be held in illiquid securities from 10% to 15%. Illiquid securities are generally regarded as securities which may not be sold or disposed of within seven days in the ordinary course of business at approximately the price at which the Fund has valued them. The Trustees have concluded that the 15% limitation is appropriate for the Fund. In addition, certain state regulators have likewise liberalized their policies on illiquid or restricted securities. Had the Fund's policies in this area been nonfundamental, corresponding revisions in the Fund's policies to reflect the Securities and Exchange Commission and state changes could have been made by the Trustees alone without delays and costs associated with solicitation of shareholder votes.

      If the proposal to change the character of this policy from fundamental to nonfundamental is approved by the shareholders, the Trustees intend to adopt nonfundamental policies that read as follows:

"(1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days); and

(2) not to invest more than 15% of its net assets in restricted securities of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of
      1933)."

Although many illiquid securities may also be restricted, and vice-versa, compliance with each of these policies will be computed independently. The percentage limitations would apply as of the time of investment.

      The Fund intends to implement and monitor the operation of the new policy and to change it, as appropriate, subject to market, regulatory or other developments. Assuming the proposal is approved, such change could then be accomplished without shareholder approval.

      The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of Proposal 2b. If the proposal is not approved by the shareholders, each Fund's present investment policy will remain in effect.

                                   PROPOSAL 3
              (FOR GOVERNMENT INCOME FUND ONLY) TO AMEND THE FUND'S
                    FUNDAMENTAL POLICY REGARDING INVESTMENTS
                     IN COMMODITIES AND COMMODITY CONTRACTS

      The fundamental policy regarding investments in commodities and commodity contracts currently reads as follows for the Government Income Fund. It is the Fund's policy:

      "not to purchase or sell commodities; the Fund may purchase put options on financial futures contracts; (the Fund may also enter into futures contracts in order to exercise put options on financial futures contracts in its portfolio; in addition, the Fund reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts)."

      In order to clarify this policy as well as provide greater flexibility as regards investment in commodities and commodity contracts, the Trustees propose that the shareholders adopt the following revised fundamental policy, to wit, that it is the Fund's policy:

      "not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts."

      The proposed policy would enable investments in physical commodities, although it is not the present intention of the Fund to invest in any physical commodities or commodity contracts. However, during inflationary periods, investments in precious metals may be appropriate. In addition, the proposed policy would clarify that certain arrangements and newer hybrid instruments which involve futures are permissible. The Trustees and the Investment Manager are familiar with the risks inherent in certain of the investments covered by the proposed policy and, if the proposed policy is adopted by the shareholders, they intend to act accordingly in the implementation thereof. No imminent change in current practices is anticipated.

      The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of Proposal 3. If the proposal is not approved by the shareholders, the Fund's present investment policy will remain in effect.

                                  PROPOSAL 4
                (FOR GOVERNMENT INCOME FUND ONLY) TO AMEND THE
                   FUND'S FUNDAMENTAL POLICY ON LENDING TO
                          PERMIT SECURITIES LENDING

      It is the current policy for the Government Income Fund:

      "not to lend any assets; (this shall not prevent the purchase or holding of U.S. Government securities, repurchase agreements covering U.S. Government securities or bonds, debentures, notes or similar obligations to the extent permitted by the Fund's investment objective and policies)."

      Securities lending, when practiced as described below, could be an attractive investment alternative for the Fund from time to time. The Trustees propose that the policy be revised to read as follows. It will be the policy of the Fund:

      "not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto)."

      If the proposed revised policy is adopted by the shareholders, the Fund would be able to lend portfolio securities up to a maximum in value of 33-1/3% of its total assets. Whenever any such loan is made, the Fund will receive collateral in the form of cash or cash equivalents (e.g. U.S. Government obligations) equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time. The Fund will retain most rights of ownership of the loaned securities including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans would be made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

      The Trustees believe that the proposed revised policy is in the best interests of the Fund. The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of proposal 4. If the proposal is not approved by the shareholders, the Fund's present investment policy will remain in effect.

                                   PROPOSAL 5
            (FOR ALL FUNDS) TO AMEND THE FUNDS' FUNDAMENTAL POLICIES
                    REGARDING DIVERSIFICATION OF INVESTMENTS

      The fundamental policies of the Funds regarding diversification of investments currently read as follows:

It is the policy of the Government Income Fund:

      "(1) not to invest in a security if the transaction would result in more than 5% of the Fund's total assets being invested in any one issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and

       (2) not to invest in a security if the transaction would result in the Fund's owning more than 10% of the outstanding voting securities of an issuer, except that this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities."

It is the policy of Strategic Portfolios: Aggressive, Strategic Portfolios:
Moderate and Strategic Portfolios: Conservative:

      "(1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; and

       (2) not to purchase a security of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund."

      In order to provide greater flexibility in managing the investments of the Funds, as more fully described below, the proposal is to change the above policies to read for all the Funds as follows:

      It would be the policy of each Fund:

      "not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund."

      Under the current policies, the Government Income Fund may not invest more than 5% of its total assets in any one issuer ("5% issuer test") and may not invest in an issuer if the investment would result in the Fund owning more than 10% of the outstanding voting securities of an issuer ("10% voting securities test"); U.S. Government securities are not counted. The significant difference between the current policies and proposed policy is that the 5% issuer test and the 10% voting securities test would only apply to 75% of the Fund's assets, thereby giving the Fund the investment flexibility to exceed the 5% issuer test and 10% voting securities test as to the remaining 25% of the Fund's assets.

     For example, while the Government Income Fund invests primarily U.S. Government securities, it also currently invests in certificates representing interests in trusts which hold obligations supported indirectly by the U.S. Government. Technically because these trusts are private issuers, usually large financial institutions, the Fund's holdings of the trust certificates are subject to the 5% issuer test noted above. These trusts may make separate offerings over time representing different baskets of U.S. Government supported obligations. Thus, over time the Fund could be interested in investing more than 5% of its assets in certificates from the same trust. Adoption of the proposed policy would allow the Fund to invest more than 5% in such certificates. Such investments in excess of the 5% issuer test would be limited in the aggregate to 25% of the Fund's assets; stated another way, the current 5% issuer test would continue to apply, but to only 75% of the Fund's total assets.

     The Government Income Fund has no present plans to change its investment approach if the proposal is adopted. Adoption of the proposal would simply provide helpful flexibility for possible use under the right circumstances in the future.

     The Government Income Fund, Strategic Portfolios: Aggressive, Strategic
Portfolios: Moderate and Strategic Portfolios: Conservative all have a current policy which provides that a Fund may not make an investment which would result in the Fund owning more than 10% of the voting securities of an issuer, except that this 10% voting securities test does not apply to U.S. government securities. The proposed change in policy would make the 10% voting securities test only applicable to 75% of a Fund's assets, thus in effect giving a Fund greater flexibility as to the other 25% of its assets.

     As a Fund increases in size, its portfolio purchases get larger and could from time to time comprise more than 10% of the voting securities of a small issuer. Accordingly, the proposed change would give a Fund flexibility in its investments as it grows. However, no Fund has any present plan to change its investment approach if the proposal is adopted. Adoption of the proposal would simply provide helpful flexibility for possible use under the right circumstances in the future.

     The Fund intends to implement and monitor the operation of the new policy subject to market, regulatory or other developments.

     The Trustees, including the Trustees who are not interested persons, recommend a vote FOR approval of Proposal 5. If the proposal is not approved by the shareholders of a given Fund, that Fund's present investment policies will remain in effect.

                                   PROPOSAL 6
             (FOR ALL FUNDS) TO AMEND THE MASTER TRUST AGREEMENT TO
                   PERMIT THE TRUSTEES TO REORGANIZE, MERGE OR
               LIQUIDATE A FUND WITHOUT PRIOR SHAREHOLDER APPROVAL

      The Trust is organized as a Massachusetts business trust. One of the advantages of operating a mutual fund as a business trust, rather than as a corporation, is the substantial operational flexibility available to the trustees. The trustees of a business trust are permitted to take a variety of actions, without prior shareholder approval, that are beyond common practice for directors of a typical corporation. As a result, the trustees of a business trust are able to react quickly on behalf of shareholders to changes in competitive and regulatory conditions, without incurring the costs of a shareholder meeting.

      The particular actions that may be taken by the Trustees of the Trust without a shareholder meeting are determined by the terms of the Trust's First Amended and Restated Master Trust Agreement, as amended (the "Master Trust Agreement"), subject to compliance with applicable laws, such as the 1940 Act. Currently, the Master Trust Agreement provides that shareholder approval is required to reorganize, merge or liquidate a Fund except in certain very limited circumstances. Shareholder approval for these actions is not required, however, by the 1940 Act or by the laws of Massachusetts applicable to business trusts.

      The Board of Trustees believes that, in most circumstances, it is not in the best interests of shareholders to require a meeting of shareholders or reorganize, merge or liquidate a Fund. For example, a Fund may have insufficient assets to invest effectively or high expense levels because of operational needs. In such a case, the Trustees may determine that it would be in the best interests of shareholders of the Fund to merge the Fund with another mutual fund that has similar investment objectives or policies, which could have the effect of reducing the per share expenses of each Fund or otherwise benefit shareholders. The process of obtaining shareholder approval for such a transaction, however, may make it difficult to complete the transaction and, in general, will substantially increase the costs of the transaction for shareholders. The Trustees believe that it would be in the best interests of shareholders to permit consummation of such a transaction without incurring the expenses associated with holding a meeting of shareholders. Of course, in all cases shareholders would receive notice prior to completion of the transaction.

      Approval of proposal 6 requires the affirmative vote of a majority of the shares of the Trust voting at the Meeting, provided a quorum is present. If proposal 6 is, approved, the last sentence of Article

IV, Section 4.2(d) of the Master Trust Agreement would be amended as follows (material to be added is underlined, material to be deleted is in brackets):

      "The liquidation of any particular Sub-Trust or class thereof may be authorized by vote of a majority of the Trustees then in office without
                                                                      -------
      the approval of shareholders of such Sub-Trust [subject to the approval of
      ----------------------------------------------
      a majority of the outstanding voting Shares of that Sub-Trust or class, as defined in the 1940 Act]."

      In addition, Article VII, Section 7.2 of the Master Trust Agreement would be deleted and replaced in its entirety with the following:

      "Section 7.2 Reorganization. The Trust, or any one or more Sub-Trusts,
                   --------------

      may, either as the successor, survivor, or non-survivor, (1) consolidate or merge with one or more other trusts, sub-trusts, partnerships, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, sub-trust, partnership, limited liability company, association or corporation under the laws of which any one of the constituent entities is organized, with the Trust to be the survivor or non-survivor of such consolidation or merger or (2) transfer a substantial portion of its assets to one or more other trusts, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, sub-trusts, partnerships, limited liability companies, associations or corporations transfer a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Sub-Trusts, as the case may be, in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any Sub-Trust."


      The Board of Trustees unanimously recommends that shareholders vote FOR approval of proposal 6.

                                   PROPOSAL 7
               (FOR ALL FUNDS) TO AMEND THE MASTER TRUST AGREEMENT
                  TO ELIMINATE SPECIFIED TIME PERMITTED BETWEEN
                  THE RECORD DATE AND ANY SHAREHOLDERS MEETING

      The Master Trust Agreement currently provides that the Trustees may fix a date not more than 60 days prior to the date of any meeting of shareholders as the date of record for the determination of shareholders entitled to vote at such meeting. As a result, proxy statements, which are required to be delivered to record date shareholders, may not be mailed to shareholders more than 60 days prior to a meeting. The Board of Trustees believes that it would be in the best interest of the Funds to be able to distribute proxy statements and begin to solicit votes more than 60 days prior to a shareholders meeting.

      Increasingly, shares of mutual funds are held of record by brokerage firms, financial institutions or retirement plan trustees, ("financial intermediaries") with the financial intermediary identifying in its own records the beneficial owner of the shares. Proxy solicitations are distributed first to the financial intermediary which in turn may forward proxy materials to the beneficial owners of shares. The process of distributing proxy materials has become increasingly time consuming and the period of time available to beneficial owners to return proxies has correspondingly decreased. Although the funds have been able to achieve quorums, the need has grown in the industry to use interim reminder mailings and special solicitation efforts, such as telephone calls to large record holders, in order to obtain requisite quorums.

      The Trustees believe that adopting an earlier record date and commencing a shareholder solicitation further in advance of a meeting would in many cases help avoid this result by providing shareholders with additional time in which to consider shareholder proposals. The proposed amendment would grant the Trustees discretion to fix a record date as of a reasonable date prior to any meeting of shareholders, compared with the current provision in the Master Trust Agreement which does not allow for a record date to be fixed more than 60 days prior to a meeting.

      Approval of proposal 7 requires the affirmative vote of a majority of the shares of the Trust voting at the Meeting, provided a quorum is present. If proposal 7 is approved, Article V, Section 5.3 of the Master Trust Agreement would be deleted and replaced in its entirety with the following:

      "Section 5.3 Record Dates. For the purpose of determining the Shareholders
                   ------------
      who are entitled to vote or act at any meeting or any adjournment thereof, or who are entitled to participate in any dividend or distribution, or for the purpose of any other action, the Trustees may from time to time close the transfer books for such period, not exceeding 30 days (except at or in connection with the termination of the Trust), as the Trustees may determine; or without closing the transfer books the Trustees may fix a reasonable date and time prior to the date of any meeting of Shareholders or other action as the date and time of record for the determination of Shareholders entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action, even though he has since that date and time disposed of his Shares, and no Shareholder becoming such after that date and time shall be so entitled to vote at such meeting or any adjournment thereof or to be treated as a Shareholder of record for purposes of such other action.

      The Board of Trustees unanimously recommends that shareholders vote FOR approval of proposal 7.

             VOTES REQUIRED FOR APPROVAL OF PROPOSALS 2 THROUGH 7


      Approval of each of proposals 2 (including proposals 2a and 2b) through Proposal 5 requires the affirmative vote of a majority of the outstanding voting securities of the relevant Fund as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting shares means the vote of the lesser of (a) 67% or more of the voting shares present at the meeting if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares.

      Approval of proposals 6 and 7 requires the affirmative vote of a majority of the shares voted at the meeting, provided a quorum is present; that is, more than 50% of the shares voted if the holders of more than 50% of the shares entitled to vote are present or represented by proxy.

                   OTHER MATTERS TO COME BEFORE THE MEETING

      The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

                      NO ANNUAL MEETINGS OF SHAREHOLDERS

      There will be no annual or further special meetings of shareholders of the Trust unless required by applicable law or called by the Trustees in their discretion. In accordance with the 1940 Act, or under the Trust's Master Trust Agreement, as amended, any Trustee may be removed (i) by a written instrument, signed by at least two-thirds of the number of Trustees in office immediately prior to such removal, specifying the date upon which such removal shall become effective; or (ii) by a vote of shareholders holding not less than two-thirds of the shares of the Trust then outstanding, cast in person or by proxy at a meeting called for the purpose. Shareholders holding 10% or more of the shares of the Trust then outstanding can require that the Trustees call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. In addition, if ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 or at least 1% of the outstanding Trust shares, inform the Trustees that they wish to communicate with other shareholders, the Trustees will either give such shareholders access to the shareholder list or inform them of the cost involved if the Trust forwards material to shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, One Financial Center, Boston, Massachusetts 02111. Shareholder proposals should be received in a reasonable time before the solicitation is made.

      WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.

December 19, 1995
Date of Proxy Statement

                  STATE STREET RESEARCH GOVERNMENT INCOME FUND
                                  a series of
                     MetLife - State Street Financial Trust
                                     PROXY
              Special Meeting of Shareholders - February 14, 1996

The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of State Street Research Government Income Fund, a portfolio series of MetLife - State Street Financial Trust, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2:00 p.m. on February 14, 1996, or at any adjournments thereof, on the following items as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

The undersigned acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement dated December 19, 1995. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                           CONTINUED ON REVERSE SIDE

           PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                                             YES              NO
I plan to attend the meeting:                [ ]             [ ]
                                              L               L

                                       IT IS IMPORTANT THAT THIS PROXY BE SIGNED
                                       AND RETURNED IN THE ENCLOSED ENVELOPE.

                                       Date: _________________________________

                                       NOTE: Please date and sign exactly as
                                       name or names appear hereon and return in the enclosed envelope, which requires no postage if mailed in the United States.

                                       When signing as attorney, executor,
                                       trustee, guardian or officer of a
                                       corporation, please give title as such.

                                       _______________________________________
                                       Signature(s) if held jointly (Title(s),
                                       if required)

PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


                                    FOR all                   WITHHOLD
                                nominees listed          authority to vote
                                (except as noted          for all nominees
                               in space provided)              listed
                                      [ ]                       [ ]
1. Election of Trustees.

Nominees:  Edward M. Lamont, Robert A. Lawrence, Dean O. Morton,
           Thomas L. Phillips, Toby Rosenblatt, Michael S. Scott Morton, Ralph F. Verni, Jeptha H. Wade

To withhold authority to vote for any individual nominee, write that nominee's name in the following space.

________________________________________________________________________

2. To reclassify the following
   investment policies from fundamental
   to nonfundamental policies:                  FOR    AGAINST     ABSTAIN

   a. Policy regarding investments in
      securities of companies with less
      than three (3) years' continuous
      operation; and                            [ ]      [ ]         [ ]

   b. Policy regarding investments in
      illiquid securities.                      [ ]      [ ]         [ ]

3. To amend the Fund's fundamental
   policy regarding investments in
   commodities and commodity contracts.         [ ]      [ ]         [ ]

4. To amend the Fund's fundamental
   policy on lending to permit                   L        L           L
   securities lending.                          [ ]      [ ]         [ ]

5. To amend the Fund's fundamental
   policies regarding diversification of
   investments.                                 [ ]      [ ]         [ ]

6. To amend the Master Trust Agreement
   to permit the Trustees to reorganize,
   merge or liquidate a fund without
   prior shareholder approval.                  [ ]      [ ]         [ ]

7. To amend the Master Trust Agreement
   to eliminate specified time permitted
   between the record date and any
   shareholders meeting.                        [ ]      [ ]         [ ]

            STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
                                  a series of
                     MetLife - State Street Financial Trust
                                     PROXY
              Special Meeting of Shareholders - February 14, 1996

The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of State Street Research Strategic Portfolios: Conservative, a portfolio series of MetLife - State Street Financial Trust, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2:00 p.m. on February 14, 1996, or at any adjournments thereof, on the following items as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

The undersigned acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement dated December 19, 1995. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                           CONTINUED ON REVERSE SIDE

        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                  YES             NO
     I plan to attend the meeting:                [ ]            [ ]
                                                   L              L

                                       IT IS IMPORTANT THAT THIS PROXY BE SIGNED
                                       AND RETURNED IN THE ENCLOSED ENVELOPE.

                                       Date: __________________________________

                                       NOTE: Please date and sign exactly as
                                       name or names appear hereon and return in the enclosed envelope, which requires no postage if mailed in the United States.

                                       When signing as attorney, executor,
                                       trustee, guardian or officer of a
                                       corporation, please give title as such.

                                       _______________________________________
                                       Signature(s) if held jointly (Title(s),
                                       if required)

        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


                                    FOR all                   WITHHOLD
                                nominees listed          authority to vote
                                (except as noted          for all nominees
                               in space provided)              listed
                                      [ ]                       [ ]
1. Election of Trustees.

Nominees:  Edward M. Lamont, Robert A. Lawrence, Dean O. Morton,
           Thomas L. Phillips, Toby Rosenblatt, Michael S. Scott Morton, Ralph F. Verni, Jeptha H. Wade

To withhold authority to vote for any individual nominee, write that nominee's name in the following space.

________________________________________________________________________

                                                FOR    AGAINST     ABSTAIN

5. To amend the Fund's fundamental
   policies regarding diversification of
   investments.                                 [ ]      [ ]         [ ]

6. To amend the Master Trust Agreement
   to permit the Trustees to reorganize,
   merge or liquidate a fund without             L        L           L
   prior shareholder approval.                  [ ]      [ ]         [ ]

7. To amend the Master Trust Agreement
   to eliminate specified time permitted
   between the record date and any
   shareholders meeting.                        [ ]      [ ]         [ ]

              STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
                                  a series of
                     MetLife - State Street Financial Trust
                                     PROXY
              Special Meeting of Shareholders - February 14, 1996

The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of State Street Research Strategic Portfolios: Moderate, a portfolio series of MetLife - State Street Financial Trust, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2:00 p.m. on February 14, 1996, or at any adjournments thereof, on the following items as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

The undersigned acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement dated December 19, 1995. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                           CONTINUED ON REVERSE SIDE

        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                  YES             NO
     I plan to attend the meeting:                [ ]            [ ]
                                                   L              L

                                       IT IS IMPORTANT THAT THIS PROXY BE SIGNED
                                       AND RETURNED IN THE ENCLOSED ENVELOPE.

                                       Date: __________________________________

                                       NOTE: Please date and sign exactly as
                                       name or names appear hereon and return in the enclosed envelope, which requires no postage if mailed in the United States.

                                       When signing as attorney, executor,
                                       trustee, guardian or officer of a
                                       corporation, please give title as such.

                                       _______________________________________
                                       Signature(s) if held jointly (Title(s),
                                       if required)

        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


                                    FOR all                   WITHHOLD
                                nominees listed          authority to vote
                                (except as noted          for all nominees
                               in space provided)              listed
                                      [ ]                       [ ]
1. Election of Trustees.

Nominees:  Edward M. Lamont, Robert A. Lawrence, Dean O. Morton,
           Thomas L. Phillips, Toby Rosenblatt, Michael S. Scott Morton, Ralph F. Verni, Jeptha H. Wade

To withhold authority to vote for any individual nominee, write that nominee's name in the following space.

________________________________________________________________________

                                                FOR    AGAINST     ABSTAIN

5. To amend the Fund's fundamental
   policies regarding diversification of
   investments.                                 [ ]      [ ]         [ ]

6. To amend the Master Trust Agreement
   to permit the Trustees to reorganize,
   merge or liquidate a fund without             L        L           L
   prior shareholder approval.                  [ ]      [ ]         [ ]

7. To amend the Master Trust Agreement
   to eliminate specified time permitted
   between the record date and any
   shareholders meeting.                        [ ]      [ ]         [ ]

             STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE
                                  a series of
                     MetLife - State Street Financial Trust
                                     PROXY
              Special Meeting of Shareholders - February 14, 1996

The undersigned hereby appoints Ralph F. Verni, Francis J. McNamara, III and Darman A. Wing, and each of them, as proxies with full power of substitution to act for and vote on behalf of the undersigned all shares of State Street Research Strategic Portfolios: Aggressive, a portfolio series of MetLife - State Street Financial Trust, which the undersigned would be entitled to vote if personally present at the Special Meeting of Shareholders to be held at the principal offices of the Trust, One Financial Center, 31st Floor, Boston, Massachusetts 02111, at 2:00 p.m. on February 14, 1996, or at any adjournments thereof, on the following items as set forth in the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

If a choice is specified for a proposal, this proxy will be voted as indicated. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF NO CHOICES ARE SPECIFIED FOR ANY PROPOSALS, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Board of Trustees recommends a vote FOR all proposals.

The undersigned acknowledges receipt of the Notice of Special Meeting and the accompanying Proxy Statement dated December 19, 1995. PLEASE INDICATE ANY CHANGE OF ADDRESS BELOW. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

                           CONTINUED ON REVERSE SIDE

        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                                  YES             NO
     I plan to attend the meeting:                [ ]            [ ]
                                                   L              L

                                       IT IS IMPORTANT THAT THIS PROXY BE SIGNED
                                       AND RETURNED IN THE ENCLOSED ENVELOPE.

                                       Date: __________________________________

                                       NOTE: Please date and sign exactly as
                                       name or names appear hereon and return in the enclosed envelope, which requires no postage if mailed in the United States.

                                       When signing as attorney, executor,
                                       trustee, guardian or officer of a
                                       corporation, please give title as such.

                                       _______________________________________
                                       Signature(s) if held jointly (Title(s),
                                       if required)

        PLEASE DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


                                    FOR all                   WITHHOLD
                                nominees listed          authority to vote
                                (except as noted          for all nominees
                               in space provided)              listed
                                      [ ]                       [ ]
1. Election of Trustees.

Nominees:  Edward M. Lamont, Robert A. Lawrence, Dean O. Morton,
           Thomas L. Phillips, Toby Rosenblatt, Michael S. Scott Morton, Ralph F. Verni, Jeptha H. Wade

To withhold authority to vote for any individual nominee, write that nominee's name in the following space.

________________________________________________________________________

                                                FOR    AGAINST     ABSTAIN

5. To amend the Fund's fundamental
   policies regarding diversification of
   investments.                                 [ ]      [ ]         [ ]

6. To amend the Master Trust Agreement
   to permit the Trustees to reorganize,
   merge or liquidate a fund without             L        L           L
   prior shareholder approval.                  [ ]      [ ]         [ ]

7. To amend the Master Trust Agreement
   to eliminate specified time permitted
   between the record date and any
   shareholders meeting.                        [ ]      [ ]         [ ]